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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 18, 2001
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                                 Date of Report

                            Puget Sound Energy, Inc.
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             (Exact name of Registrant as specified in its charter)

                                   WASHINGTON
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                 (State or other jurisdiction of incorporation)

            1-4393                                     91-0374630
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     (Commission File No.)                (IRS Employer Identification Number)


                              411 108th Avenue NE
                        Bellevue, Washington 98004-5515
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                    (Address of Principal Executive Offices)

                                  425-454-6363
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              (Registrant's Telephone Number, Including Area Code)
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Item 5.   OTHER EVENTS
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     On May 18, 2001, Puget Sound Energy, Inc. ("Puget Sound Energy") and Puget
Sound Energy Capital Trust II ("Trust II"), entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Underwriters named in the Underwriting Agreement, for the sale of 8,000,000 8.40% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of Trust II. Such Trust Preferred Securities are a portion of the $500 million of securities that were registered by Puget Sound Energy and Trust II pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on October 30, 2000 (File No. 333-47302 (the "Registration Statement")).

     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K. The consent of Perkins Coie LLP, tax counsel to Puget Sound Energy and Trust II, to the filing of the opinion set forth in full under the caption "Certain United States Federal Income Tax Consequences" in the Prospectus Supplement dated May 18, 2001, to the Prospectus dated October 30, 2000, included in the Registration Statement and the reference to such firm in such Prospectus Supplement is filed as Exhibit 8.1 to this Form 8-K. Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits 4.1 through 4.6 to this Form 8-K.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
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(c)  Exhibits
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Exhibit
Number                            Description
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  1.1      Underwriting Agreement dated May 18, 2001, between the Company and
           Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Underwriters named in the Underwriting Agreement.

  4.1 Certificate of Trust of Puget Sound Energy Capital Trust II, dated October 3, 2000 (incorporated herein by reference to Exhibit 4.27 to the Registration Statement)

  4.2 Amended and Restated Declaration of Trust of Puget Sound Energy Capital Trust II, dated May 18, 2001.

  4.3 Indenture to be used in connection with the issuance of Subordinated Debentures, dated May 18, 2001.

  4.4 First Supplemental Indenture defining the rights of the 8.40% Subordinated Deferrable Interest Debentures due June 30, 2041, dated May 18, 2001.

  4.5      Preferred Securities Guarantee Agreement, dated May 18, 2001.

  4.6      Common Securities Guarantee Agreement, dated May 18, 2001.

  8.1 Tax Opinion of Perkins Coie LLP with respect to the Trust Preferred Securities

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 22, 2001

                                       PUGET SOUND ENERGY, INC.



                                       By: /s/ Donald E. Gaines
                                          ------------------------------------
                                          Donald E. Gaines
                                          Vice President and Treasurer

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                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

  1.1 Underwriting Agreement dated May 18, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Underwriters named in the Underwriting Agreement.

  4.1 Certificate of Trust of Puget Sound Energy Capital Trust II, dated October 3, 2000 (incorporated herein by reference to Exhibit 4.27 to the Registration Statement).

  4.2 Amended and Restated Declaration of Trust of Puget Sound Energy Capital Trust II, dated May 18, 2001.

  4.3 Indenture to be used in connection with the issuance of Subordinated Debentures dated May 18, 2001.

  4.4 First Supplemental Indenture defining the rights of the 8.40% Subordinated Deferrable Interest Debentures due June 30, 2041, dated May 18, 2001.

  4.5      Preferred Securities Guarantee Agreement, dated May 18, 2001.

  4.6      Common Securities Guarantee Agreement, dated May 18, 2001.

  8.1 Tax Opinion of Perkins Coie LLP with respect to the Trust Preferred Securities

                                       4